FORM 8-K

                      CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event)     March 6, 1998
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                       STOICO RESTAURANT GROUP, INC.
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         (Exact name of registrant as specified in its charter)

    DELAWARE                   333-5488-D              48-1177558
(State of other jurisdiction (Commission File Number) (IRS Employer
 of incorporation)                                     Identification No.)

    Brittany Two Place, 1938 N. Woodlawn, Suite #301, Wichita, Kansas 67208
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      (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (316) 691-8880:

                3151 North Rock Road, Wichita, Kansas  67226
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     (Former name or former address, if changed since last report.)


     Item 3.  Bankruptcy or Receivership

     On Friday, March 6, 1998, Stoico Restaurant Group, Inc. and its two wholly-owned subsidiaries, Spaghetti Jack's, Inc. and Sub and Stuff, Inc. filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sections 101-1330, as amended, in the United States Bankruptcy Court for the District of Kansas. See attached press release.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS:

     Exhibits required by Item 601 of Regulation S-B are listed in the Exhibit Index which is incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STOICO RESTAURANT GROUP, INC.



                                  /S/ LOUIS STOICO, JR.
                                  ---------------------------------------------
                                  Louis Stoico, Jr.
                                  Chairman of the Board and President
Date:  March 6, 1998

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                                  EXHIBIT INDEX

EXHIBIT NO.       DOCUMENT
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     1            Form of Press Release Regarding filing of voluntary petition for reorganization